UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 31, 2017

AMERICAN TOWER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue
Boston, Massachusetts 02116
(Address of Principal Executive Offices) (Zip Code)
(617) 375-7500
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of American Tower Corporation (the “Company”) was held on May 31, 2017 in Boston, Massachusetts. At the Annual Meeting, the Company's stockholders elected nine individuals to the Board of Directors (the “Board”), approved Proposals 2 and 3 and voted for one year on Proposal 4. The proposals are described in more detail in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 19, 2017.

The final results of the stockholder voting regarding each proposal were as follows:
1.    Election of the following directors for the ensuing year or until their successors are elected and qualified.

Nominee	Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
Gustavo Lara Cantu	364,995,828	2,120,289	236,397	23,362,320
Raymond P. Dolan	364,371,624	2,743,489	237,401	23,362,320
Robert D. Hormats	366,407,410	704,874	240,230	23,362,320
Craig Macnab	366,916,642	196,645	239,227	23,362,320
JoAnn A. Reed	366,273,920	846,649	231,945	23,362,320
Pamela D.A. Reeve	361,904,607	5,217,925	229,982	23,362,320
David E. Sharbutt	363,642,934	3,467,148	242,432	23,362,320
James D. Taiclet, Jr.	358,160,325	6,511,306	2,680,883	23,362,320
Samme L. Thompson	365,012,080	2,101,924	238,510	23,362,320

2.    Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
384,281,710	6,157,024	276,100	—

3.    Approval, on an advisory basis, of the Company’s executive compensation.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
359,938,347	5,849,711	1,564,456	23,362,320

4.    Vote, on an advisory basis, on the frequency with which the Company will hold a stockholder advisory vote on executive compensation.

Votes Cast For 1 Year	Votes Cast For 2 Years	Votes Cast For 3 Years	Votes Abstained	Broker Non-Votes
342,948,336	142,272	23,934,972	326,934	23,362,320
Company to Hold an Annual Vote on Executive Compensation

In light of the voting results with respect to the frequency with which the Company will hold a stockholder advisory vote on executive compensation, the Board has determined that the Company will hold an annual advisory vote on executive compensation, unless and until the Board determines it is in the best interest of the Company to hold such vote with a different frequency.

Item 8.01    Other Events.
On June 1, 2017, the Company issued a press release (the “Press Release”) announcing that the Board declared a cash distribution of $0.64 per share of the Company’s common stock, payable on July 14, 2017 to such stockholders of record at the close of business on June 19, 2017.

A copy of the Press Release is filed herewith as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 1, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION
(Registrant)

Date:	June 1, 2017	By:	/s/ Thomas A. Bartlett
Thomas A. Bartlett
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 1, 2017.